Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         DIAPULSE CORPORATION OF AMERICA
     ......................................................................
                (Name of Registrant as Specified In Its Charter)


     ......................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1)   Title of each class of securities to which transaction applies:

     ............................................................

     (2)   Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4)   Proposed maximum aggregate value of transaction:

    .......................................................

     (5) Total fee paid:

     .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................


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                         DIAPULSE CORPORATION OF AMERICA
                             475 NORTHERN BOULEVARD
                              GREAT NECK, NY 11021


                    Notice of Annual Meeting of Stockholders
                            Tuesday, August 21, 2007


The Annual Meeting of the Stockholders of Diapulse Corporation of America will be held at 10:00 A.M. on Tuesday, August 21, 2007 at the Corporate offices, for the following purposes:

     (1)  To elect Directors of the Corporation for the ensuing year,
     (2)  To ratify the selection of independent auditors for 2006-2007
     (3) To transact such other business as may properly come before the Meeting and at any adjournment or postponement thereof.

Only Stockholders of record on May 24, 2007 will be entitled to Notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                                        David M. Ross
                                                        Chairman of The Board


Great Neck, NY
June 25, 2007

                                 PROXY STATEMENT

This Proxy Statement and proxy form are furnished in connection with the solicitation of proxies to be used at the annual Meeting of Stockholders of Diapulse Corporation (hereinafter called the Corporation) to be held on August 21, 2007.

THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE MANAGEMENT OF THE CORPORATION.

The cost of preparing and mailing this notice and statement and the enclosed proxy form is being borne by the Corporation.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof by so stating in person at the meeting or by written statement to the Corporation sent via Registered Mail, Return Receipt Requested, in advance of the meeting. All shares represented by proxies which have been duly executed and returned will be voted at the meeting and where a choice has been specified by means of the ballot provided in the proxies, the shares will be voted in accordance with the specifications so made. If no such specification is made, the proxies will vote in favor of the proposals set forth in the accompanying Notice of Meeting. THE CORPORATION SHOULD RECEIVE PROXIES BEFORE AUGUST 16, 2007. As of May 24, 2007 there were 3,960,730 shares of common stock outstanding. Each share is entitled to one vote.

The Board of Directors has fixed the close of business on August 21, 2007 as the time as of which stockholders entitled to notice of and to vote at said meeting shall be determined and only persons who shall be stockholders of record at such time shall be entitled to notice of and to vote at such meetings.

                             SELECTION OF DIRECTORS

One of the purposes of the Meeting is to elect, by majority vote; Directors to hold office until the next Annual Meeting of Stockholders of the Corporation and until their successors are duly elected and qualified.

It is the intention of the Proxy Committee named in the enclosed form of proxy to vote all duly elected proxies at the meeting for the election, as Directors for the ensuing year, the following nominees who have agreed to this nomination:
David M. Ross, Jonathan E. Ross, Abraham Jaeger, MD.

Jonathan E. Ross a graduate of Rochester Institute of Technology has a B.S. in Microelectronic Engineering has worked with the Company in the areas of production, service, and Research and Development. He worked as a Process Engineer with Boston Scientific and currently works for Accenture Ltd. a business consulting company.

Abraham Jaeger, MD with specialty in Internal Medicine, works as a consultant with the Company in the area of wound care and pain management. He has lectured worldwide to the medical community on application of Diapulse(R) Medical Technology.

                         DIRECTOR AND EXECUTIVE OFFICERS
                                OF THE REGISTRANT

The executive officer and key employee of the Company as of June 19, 2007 is as follows:

         Name                 Age               Title
         ------------------------------------------------------------------
         David M. Ross        60                President, Chairman of the
                                                Board and Director

David M. Ross became President, Director and Chairman of the Board January 2007 after the demise of the Company's founder, Jesse Ross who was President, Director and Chairman of the Board. Mr. Ross has been a Director since 1981 and employee in 2002. In 2004, Mr. Ross had been responsible for the Company obtaining CMS Medicare Approval and Coverage for the proprietary Diapulse(R) Wound Treatment System(TM). Mr. Ross has experience in the areas of Research and Development, Marketing and Sales for the Company.

The present term of office for the above director expires during 2008.

                             EXECUTIVE COMPENSATION

Cash Compensation - For the year ended December 31, 2006, no officer received or was entitled to receive more than $100,000. No cash bonuses were earned by any of the Registrant's officers during the year.

Compensation pursuant to plans - The registrant has no pension, retirement, stock or any other form of compensation plans.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of certain beneficial owners - no individual or group outside of management is known to the Registrant to be the beneficial owner of more than five percent of the Registrant's common stock.

Security ownership of management - The following table sets forth certain information with respect to shares of the Registrant's common stock beneficially owned by all officers and directors of the Registrant as of June 19, 2007.

                                                             Percent
Name of                    Amount and Nature of              of Class
----------------           --------------------              --------
Beneficial Owner           Beneficial Owner
David M. Ross              1,589,450 (1)                      40.13%

     (1) Does not include 529,750 share of common stock over which David M. Ross has no beneficial interest, but exercises voting control.


                               FINANCIAL STATEMENT

We notified all Shareholders, brokers, banks, etc. that the financial position of the Corporation for the year ended December 31, 2006, has been made available on the Internet (Symbol DIAC) to all shareholders, brokers, banks, etc. The information is also available in hard copy upon request.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Granick & Gendler, Certified Public Accountants audited Diapulse Corporation of America. It is being recommended to the security holders that they approve the above independent auditors for the coming year. Granick & Gendler are invited to attend the Annual Meeting, and will be permitted to address the Meeting if they so desire.

                                  OTHER MATTERS

The management does not intend to present, and at the date hereof has no information that others will present, any matters not specifically set forth in the Notice of Annual Meeting of Stockholders. In the event that any other matter properly comes before such meeting, and any adjournment or adjournments thereof, it is intended that the person named in the Corporation form of proxy and acting thereunder will vote in accordance with their judgment on such matter.

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE ATTENTION WILL BE APPRECIATED.

                         DIAPULSE CORPORATION OF AMERICA

 PROXY - ANNUAL MEETING OF STOCKHOLDERS - TUESDAY AUGUST 21, 2007 AT 10:00 A.M.

The undersigned hereby appoints David M. Ross, the Attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of DIAPULSE CORPORATION OF AMERICA to be held on Tuesday, August 21, 2007, at 10:00 A.M. at the Corporate offices, 475 Northern Boulevard, Great Neck NY 11021; (516) 466-3030, or at any adjournments thereof, all of the shares of Common stock of the Company which the undersigned held of record on May 24, 2006 and would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.

The Board of Directors recommends a vote FOR Proposals 1 and 2:

     1. _____ FOR all nominees (except as indicated to the contrary below) _____WITHHOLD AUTHORITY to vote for all nominees. Nominees: David M. Ross, Jonathan E. Ross, and Abraham Jaeger, MD. (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in this space______________________).

     2.   To ratify the selection of independent auditors for 2006-2007.

     3. In their discretion, upon such other business as may properly come before the meeting.

All as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 25, 2007, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PURSUANT TO ITEM 2.
         PLEASE SIGN EXACTLY AS NAME APPEARS;
                                            DATED:_____________________, 2007

                                            PRINT NAME:_____________________

                                            SIGNATURE:_______________________

                                            SOCIAL SECURITY #:_________________

                                            Where shares are held jointly, each
                                            holder should sign. Executors,
                                            administrators, trustees and
                                            guardians should give full title as
                                            such. If signer is a corporation,
                                            please sign the full corporate name
                                            by an authorized officer.